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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES AND EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            December 9, 1998



                                THE MACERICH COMPANY
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                 (Exact name of registrant as specified in charter)



          Maryland                     1-12504                95-4448705
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 (State or Other Jurisdiction  (Commission File Number)       (IRS Employer
       of Incorporation)                                   Identification No.)


          401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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           (Address of principal executive of offices)     (Zip code)




Registrant's telephone number including area code: (310) 394-6911

                                Not applicable.
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           (Former name or former address, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits


      1.1 Underwriting Agreement, dated December 9, 1998, among Morgan Stanley & Co. Incorporated and A.G. Edwards & Sons, Inc. and the Registrant regarding the sale of 1,400,000 shares of the Registrant's common stock (the "Shares").

      5.1 Opinion of O'Melveny & Myers LLP as to the validity of the Shares.

     23.1      Consent of O'Melveny & Myers LLP (included in Exhibit 5.1).





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          Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California.

                                       THE MACERICH COMPANY

                                       /s/ Richard A. Bayer
                                      -------------------------------
                                       Richard A. Bayer
                                       General Counsel & Secretary

DATED:    December 14, 1998






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